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                                                                   EXHIBIT 23.03

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 20, 1996, which appears in the Proxy Statement/Prospectus constituting part of this Registration Statement on Form S-4, with respect to the consolidated financial statements of UniCAD Inc.

Deloitte & Touche

Ottawa, Canada
November 22, 1996